Restrictions Of Equity Securities And Cash	12 Months Ended
Dec. 31, 2013
Restrictions Of Equity Securities And Cash [Abstract]
Restrictions Of Equity Securities And Cash

Note 3—Restrictions on Equity Securities and Cash

As a member of the Board of Governors of the Federal Reserve System (“Federal Reserve”), the Bank is required to own shares of Federal Reserve stock in an amount equal to 0.06% of total capital stock and surplus. As a member of the Federal Home Loan Bank ( “FHLB”), the Bank is required to own shares of FHLB capital stock in an amount equal to at least 0.12% of total assets plus 4.50% of any outstanding advances.

Federal Reserve stock and FHLB stock are carried at cost. As of December 31, 2013 and 2012, the Bank had $4.2 million and $4.2 million, respectively, in Federal Reserve and FHLB stock, which is included in other assets on the company’s consolidated balance sheets.

Additionally, to comply with Federal Reserve regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirement for the weeks closest to December 31, 2013 and 2012 was $8.5 million and $3.1 million, respectively.